UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 27, 2015

PACIFIC MERCANTILE BANCORP
(Exact name of registrant as specified in its charter)

California	0-30777	33-0898238
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

949 South Coast Drive, Costa Mesa, California		92626
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (714) 438-2500
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition
Over the upcoming weeks, members of management will be presenting to or conducting one-on-one meetings with investors, analysts or other third parties about Pacific Mercantile Bancorp (the “Company”) and its latest financial results. A copy of the presentation slides, updated with the Company’s financial results for the quarter ended June 30, 2015, substantially in the form expected to be used in such presentations and meetings, is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The information contained in this report and in the exhibit hereto is intended to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of this section.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits. The following exhibit is being furnished pursuant to Item 2.02 above.

Exhibit No.	Description of Exhibit

99.1	Second Quarter 2015 Investor Presentation

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC MERCANTILE BANCORP

Date: July 27, 2015	By:	/s/ STEVEN K. BUSTER
Steven K. Buster, President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit

99.1	Second Quarter 2015 Investor Presentation